UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 18, 2007

(Date of Earliest Event Reported)

KYPHON INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	77-0366069
(State or Other Jurisdiction of Incorporation or Organization)	000-49804	(I.R.S. Employer Identification No.)

1221 Crossman Avenue

Sunnyvale, California 94089

(Address of Principal Executive Offices)

(408) 548-6500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to correct certain data set forth in Exhibit 99.4, “Unaudited Pro Forma Condensed Combined Financial Statements” filed with the Current Report on Form 8-K/A filed by Kyphon Inc. (“Kyphon”) on January 30, 2007, which amended a Current Report on Form 8-K filed by Kyphon on January 24, 2007. The data corrected hereby consists of certain numerical entries under the heading “Pro Forma Combined” in Kyphon’s Unaudited Pro Forma Combined Condensed Statement of Operations, as reflected in Exhibit 99.4 and incorporated in its entirety herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
99.5	Correction to Unaudited Pro Forma Condensed Combined Financial Statements

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2007

KYPHON INC.

By:	/s/ David M. Shaw
David M. Shaw
Vice President, Legal Affairs, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.5	Correction to Unaudited Pro Forma Condensed Combined Financial Statements